UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 16, 2019

AquaBounty Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36426	04-3156167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Mill & Main Place, Suite 395, Maynard, Massachusetts	01754
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	978-648-6000

(Former name or former address, if changed since last report.)

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	AQB	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company     ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01  Other Events.
As previously reported, on April 4, 2019, AquaBounty Technologies, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with H.C. Wainwright & Co., LLC, as representative for the several underwriters named therein (the “Underwriters”), relating to the underwritten public offering (the “Offering”) of (i) 2,554,590 shares of the Company’s common stock (the “Firm Shares”) at a public offering price of $2.25 per share and (ii) up to an additional 383,188 shares of the Company’s common stock (the “Option Shares”) pursuant to an over-allotment option granted to the Underwriters, exercisable for 45 days, at the same public offering price.
On April 16, 2019, the Underwriters partially exercised their option to purchase 346,488 Option Shares. On April 17, 2019, the Company consummated the sale of the 346,488 Option Shares at the public offering price of $2.25 per share, generating gross proceeds of approximately $0.78 million. After deducting underwriting discounts and commissions, the net proceeds to the Company from the sale of the Option Shares were approximately $0.71 million.
The Offering and sale of the Firm Shares and the Option Shares was made pursuant to a prospectus supplement dated April 5, 2019, which is part of the Company’s Registration Statement on Form S-3 (File No. 333-224184), which was filed on April 6, 2018; amended on April 23, 2018; and declared effective by the Securities and Exchange Commission on April 27, 2018.
On April 17, 2019, the Company issued a press release regarding the sale of the Option Shares. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01  Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by AquaBounty Technologies, Inc. on April 17, 2019, furnished herewith.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AquaBounty Technologies, Inc.
(Registrant)
April 17, 2019	/s/ David A. Frank
David A. Frank
Chief Financial Officer
EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by AquaBounty Technologies, Inc. on April 17, 2019, furnished herewith.